Investor Presentation April 2024

1 Disclaimer This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations with respect to its full year 2024 guidance, the future performance of OppFi’s platform and expectations for OppFi’s growth, new products and future financial performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, and tightening of credit markets on OppFi’s business; the impact of challenging macroeconomic and marketplace conditions, including lingering effects of COVID-19 on OppFi’s business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi’s business; risks related to the material weakness in OppFi’s internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi's ability to comply with various covenants in its corporate and warehouse credit facilities; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; risks related to the restatement of OppFi’s financial statements and any accounting deficiencies or weaknesses related thereto; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by OppFi with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted Net Income and Adjusted EPS have not been prepared in accordance with United States generally acceptable accounting principles ("GAAP"). Adjusted Net Income is defined as Net Income, plus (1) income tax expense (benefit); (2) amortization of debt issuance costs; (3) other addbacks and one-time expenses, net; and (4) sublease income, and adjusted for taxes assuming a tax rate of 23.56% for the full year ended December 31, 2023, a tax rate of 24.17% for the full year ended December 31, 2022, and a tax rate of 21.61% for the full year ended December 31, 2021, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EPS is defined as Adjusted Net Income as defined above, divided by weighted average diluted shares outstanding, which represent shares of both classes of common stock outstanding, excluding 25,500,000 shares related to earnout obligations and including the impact of unvested restricted stock units, unvested performance stock units, and the employee stock purchase plan. Adjusted EPS is useful to investors and others because, due to OppFi’s Up-C structure, Basic EPS calculated on a GAAP basis excludes a large percentage of OppFi’s outstanding shares of common stock, which are Class V Voting Stock, and Diluted EPS calculated on a GAAP basis excludes dilutive securities, including Class V Voting Stock, in any period in which OppFi reports a loss as dilutive securities are considered to be antidilutive. Shares of Class V common stock that are exchangeable into shares of Class A common stock as a result of OppFi's Up-C structure are excluded from the weighted average diluted shares calculation in any period in which OppFi reports a loss because the inclusion would be antidilutive. These non-GAAP financial measures have not been prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. A reconciliation of OppFi’s non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix. A reconciliation of projected full year 2024 Adjusted Net Income and projected full year 2024 Adjusted EPS to the most directly comparable GAAP financial measures is not included in this Presentation because, without unreasonable efforts, OppFi is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. No Offer or Solicitation This Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. Website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only.

2 A tech-enabled, mission-driven specialty finance platform that broadens the reach of community banks to extend credit access to everyday Americans

3 High Percentage of Americans Lack Savings and/or Credit Access 63 million U.S. consumers are credit marginalized1 62% of U.S. consumers live paycheck to paycheck2 56% of U.S. adults do not have savings to cover a $1,000 unplanned expense3 1. PYMNTS. "How Credit Insecurity is Changing U.S. Consumers’ Borrowing Habits” PYMNTS.com, April 2023. 2. PYMNTS. "New Reality Check: The Paycheck-to-Paycheck Report” PYMNTS.com, February 2024. 3. Bankrate. “Bankrate’s 2024 Annual Emergency Savings Report” Bankrate.com, February 2024.

OppFi Offers Market Leading Terms & Excellent Customer Experience

Market Leading Terms

- Simple interest, amortizing installment loans with no balloon payments
- No origination, late, or NSF fees
- No prepayment penalties
- Report to the 3 major credit bureaus
- Work compassionately with customers who require payment plan modification
- OppFi TurnUp Program helps eligible applicants find more affordable options by checking market for sub-36% APR products

OppFi Customers Can Use Proceeds for any Unexpected Expense

Auto Repair

Housing

Medical

Family

Education

Exceptional Customer Reviews

4.5/5.0
Trustpilot TrustScore[1]

79
Net Promoter Score (NPS)[2]

A-
Rating with BBB[1]

1. As of 12/31/2023
2. For FY 2023 at the time of loan approval

4

OppFi

Technology-Fueled Proprietary Credit Models Drive Automated Underwriting Decisions

- 100% Cloud Platform
- Leads Decision Engine
- Machine Learning
- Bank Verification
- Income Verification
- Modern Data Warehouse

- AI Powered Conversion, Approvals & Servicing
- Next Best Action Workflow Optimization
- Continuous A/B Testing
- Real-time Data & Analytics
- Microservice Infrastructure

Decisions Powered By

- Consumer Behavior
- Income Data
- Bank Data
- Employment Data
- Alternative Bureau Data
- Marketing Source

- Platform has provided credit access to more than 1 million unique customers since inception
- Automation supports operating expense efficiency

OppFi

5

6 OppFi Growth Strategy Accelerate Profitable Growth • Continue to refine and enhance underwriting model, focusing on more favorable credit tiers • Maintain low customer acquisition costs and grow lower cost channels, such as SEO Drive profitable OppLoans volume growth • Acquire platforms or assets providing accessible credit products to new customers • Expand into adjacent service businesses with synergies to core product • Achieve selected vertical integration Diversify into new customer and product types via M&A • Form new strategic channel relationships to reach more non-prime consumers at the point of need • Maintain and grow network of aggregators Serve more customers through new relationships and products

7 Executive Management Team Todd Schwartz Founder, Chief Executive Officer, and Executive Chairman Schwartz Capital Group Pamela Johnson Chief Financial Officer Heights Finance; Pioneer Financial Services Christopher McKay Chief Risk and Analytics Officer HSBC; Capital One Yuri Ter-Saakyants Chief Technology Officer Insureon; Mediaocean Marv Gurevich General Counsel Enova; Avant Manny Chagas Chief Operating Officer Discover Financial Services; McKinsey & Company; Accenture With Substantial Financial Services Experience

88 Key Company Highlights 1. 2015-2023 2. 2018-2023 Solid Revenue Growth 31% 5-year CAGR2 Significant Scale Facilitated more than $5.8 billion in gross loan issuance covering over 3.4 million loans, since inception3 Leading Proprietary Credit & Technology Platform Real-time AI drove automation for 89% of decisions in 2023 CEO and Executive Chairman as Largest Shareholder Owner / operator dynamic aligns incentives to maximize shareholder value Exceptional Customer Satisfaction Net Promoter Score of 794; 4,100+ Trustpilot customer reviews with 4.5 / 5.0 average rating3 Profitable Across Business Cycles 9 consecutive years of net income1 3. As of 12/31/2023 4. For FY 2023 at the time of loan approval

Financial Performance

10 10 Total Revenue $351 $453 $509 $520 2021 2022 2023 2024P ($ in millions) Earnings Rebounded in 2023, Amidst Revenue Growth & Improved Credit Performance; Anticipate Continued Earnings Growth in 2024 Adjusted EPS2 1. 2024P represents the midpoint of full year 2024 guidance. Refer to slide 14 for more details. 2. Non-GAAP Financial Measures: Adjusted EPS is a financial measure that has not been prepared in accordance with GAAP. See the disclaimer on "Non-GAAP Financial Measures" on slide 1 for a detailed description of such Non-GAAP financial measure and the appendix for a reconciliation of such Non-GAAP financial measure to its most directly comparable GAAP financial measure. A reconciliation of projected 2024 Adjusted EPS to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this measure. $0.78 $0.06 $0.51 $0.55 2021 2022 2023 2024P1 1

11 11 ➢ Disciplined underwriting led by adjustments and enhancements to credit models ➢ Credit performance varies with seasonality 54.8% 42.4% Q3 2022 Q3 2023 59.3% 46.4% Q4 2022 Q4 2023 Credit Performance: 2H:2023 Substantial Decline in Annualized Net Charge-Off Rate Year Over Year Annualized Net Charge-Off Rate as a % of Total Revenue1 12.4 percentage point improvement 1. Annualized net charge-offs as a percentage of total revenue represents total charge offs from the period less recoveries as a percent of total revenue for the OppLoans product only. Finance receivables are charged off at the earlier of the time when accounts reach 90 days past due on a recency basis, when OppFi receives notification of a customer bankruptcy or when finance receivables are otherwise deemed uncollectible. 12.9 percentage point improvement

12 12 58.9% 49.3% 44.6% 2021 2022 2023 More efficient marketing spend and streamlined customer support operations Total Operating Expenses as a % of Total Revenue1 Operational Efficiencies Support Earnings Growth 1. Interest expense is included in total operating expenses 4.7 percentage point improvement 9.6 percentage point improvement

13 Expanded funding capacity more than 5x since 2017 Decreased cost of borrowing spread by 500+ bps since 2017 Diversified institutional capital sources Increased financial flexibility with: • corporate credit agreements • asset-backed facilities • bank provided asset-based loans • forward flow arrangements • total return swap Remaining debt capacity increased by $50M in July 2023 due to the SPE V facility upsize Ample debt capacity provides a means to fund anticipated short-term future growth without equity Receivable Funding Capacity ($ in millions) $55 $126 $207 $142 $274 $346 $333 $40 $52 $140 $338 $158 $137 $192 $11 $23 $36 $46 $62 $50 $74 YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 Oustanding Debt Remaining Debt Capacity Cash & Restricted Cash $105 $599 $201 $383 $526 $474 Reduced Cost of Financing and Strong Balance Sheet to Power Growth $532

14 $510M to $530M Full Year 2024 Earnings Guidance Growth Profitability Profitability $46M to $49M $0.53 to $0.57 Total Revenue Flat to Up 4% Adjusted Net Income1 Up 6% to 13% Adjusted EPS1,2 Up 4% to 12% 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EPS are financial measures that have not been prepared in accordance with GAAP. See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures. A reconciliation of projected 2024 Adjusted Net Income and projected 2024 Adjusted EPS to the most directly comparable GAAP financial measures is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. 2. Adj. EPS of $0.53 to $0.57 is based on approximate weighted average diluted shares outstanding of 86.5 million.

15 Investment Highlights Founder-led with significant ownership1 Mission-driven catering to underserved market2 Disciplined credit underwriting and expense management3 Future earnings growth potentially driven by improved credit performance and operating expense efficiencies 4 Long-term growth strategy to diversify business into new customer and product types via M&A 5

1616 Shaun Smolarz Head of Investor Relations investors@oppfi.com Contact Information

17 Appendix

18 Fair Market Valuation 1. Stated as a percentage of outstanding principal. Key Highlights • Interest rate increased by 370 bps due to relative increase in base APR loans in the portfolio and a shift away from states with lower statutory rates • Servicing cost decreased by 200 bps to reflect more recent cost trends • Default rate increased by 530 bps due to 2022 vintages with elevated losses ($ in thousands) 12/31/2023 12/31/2022 Outstanding Principal $416,463 $402,180 Interest Rate 156.1% 152.4% Discount Rate 26.3% 25.9% Servicing Cost1 (3.0)% (5.0)% Remaining Life 0.596 years 0.593 years Default Rate1 25.6% 20.3% Accrued Interest1 4.3% 3.9% Prepayment Rate1 20.9% 21.3% Premium to Principal1 6.9% 9.8%

19 Pro Forma Share Count as of December 31, 2023 Shares Share Price Notes $10.00 $12.00 $13.00 $14.00 Class A Common Stock 18,850,860 18,850,860 18,850,860 18,850,860 Class V Common Stock Held for the benefit of Pre-Business Combination OppFi Equity holders 66,398,193 66,398,193 66,398,193 66,398,193 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Total Currently Issued and Outstanding Shares of Common Stock 85,249,053 85,249,053 85,249,053 85,249,053 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Earn-Out Shares 8,500,000 17,000,000 (including 8,500,000 units that would have vested at $12) 25,500,000 (including 8,500,000 units that would have vested at each of $12 and $13) Earn-Out Shares represent shares of Class V Common Stock that related to a total of 25,500,000 Earn Out Units held by pre-business combination OppFi equity holders, which vest in three tranches when the volume weighted average price (VWAP) of the Class A Common Stock equals or exceeds each of $12.00, $13.00 and $14.00 for any 20 out of 30 consecutive trading days over the first 36 months after closing, and with respect to which Class V Common Stock is currently outstanding and subject to vesting and forfeiture Forfeited after 3-year anniversary of closing date if vesting conditions above are not met Total Outstanding Shares of Common Stock Giving Effect to Earn-Outs 85,249,053 93,749,053 102,249,053 110,749,053 Note: This presentation is not a complete summary of all relevant terms, conditions and information related to the capital structure of OppFi Inc. For more information, see the Company’s filings with the SEC, including the Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. This presentation excludes: 703,914 shares repurchased and held as Treasury Stock 14,426,937 warrants to purchase shares of Class A Common Stock at $11.50 per share 912,500 warrants to purchase shares of Class A Common Stock at $15.00 per share 11,889,394 shares of Class A Common Stock issuable under the Company’s 2021 Equity Incentive Plan 1,183,598 shares of Class A Common Stock issuable under the Company’s 2021 Employee Stock Purchase Plan

Adjusted Net Income & Adjusted EPS Reconciliation Table

($ in thousands, except per share data)	2021	2022	2023
Diluted Earnings (Loss) Per Share[1]	**$0.48**	**$0.05**	**($0.06)**
Net Income	**$89,795**	**$3,340**	**$39,479**
Income Tax (Benefit)	311	(277)	2,331
Debt Amortization Cost Amortization	2,310	2,372	2,428
Other Addback and One-Time Expenses, Net[2]	(8,452)	1,180	12,790
Sublease Income	-	(53)	(318)
Pro-Forma Taxes[3]	(18,145)	(1,586)	(13,361)
Adjusted Net Income	**65,819**	**4,976**	**43,349**
Adjusted Earnings Per Share	**$0.78**	**$0.06**	**$0.51**
Weighted Average Diluted Shares Outstanding	84,474	84,256	85,051

1. Diluted earnings (loss) per share available to common stockholders is computed by dividing the net income (loss) attributable to OppFi Inc. by the weighted average number of shares of common stock outstanding during the period. Weighted average number of shares of common stock outstanding is computed using the treasury stock method, which gives effect to potentially dilutive common stock equivalents of OppFi outstanding during the period, and the if-converted method, which gives effect to both the potentially dilutive common stock equivalents outstanding during the period as well as an assumed full exchange of OppFi Units into Class A Common Stock of OppFi as of the beginning of the period. The if-converted method would also give effect to conversion of the Earnout Units in periods they would be deemed to vest. For the if-converted method, earnings are also adjusted to reflect all income of OppFi-LLC inuring to the benefit of OppFi and taxed accordingly. In periods in which the Company reports a net loss attributable to OppFi Inc., diluted loss per share available to common stockholders would be the same as basic loss per share available to common stockholders, since dilutive common shares are not assumed to have been issued if their effect is anti-dilutive.

2. For the year ended December 31, 2023, other addbacks and one-time expenses, net of $12.8 million included a $5.0 million expense related to the change in fair value of the warrant liabilities, $4.1 million in expenses related to provision for credit losses on the OppFi Card finance receivables, $4.1 million in expenses related to stock-based compensation, $1.5 million in expenses related to corporate development, $0.9 million in expenses related to severance and retention, $0.3 million in expenses related to legal fees, a $(3.0) million addback related to the reclassification of OppFi Card finance receivables from assets held for sale to assets held for investment at amortized cost, and a $(0.1) million addback related to partial forgiveness of the secured borrowing payable. For the year ended December 31, 2022, other addbacks and one-time expenses, net of $1.2 million included a $(9.4) million addback related to the change in fair value of the warrant liabilities, a $3.6 million expense related to the impairment of OppFi Card finance receivables as a result of their reclassification as held for sale, $3.4 million in expenses related to stock-based compensation, $3.0 million in expenses related to severance and retention, a $0.5 million expense related to the impairment of the operating lease right of use asset, and $0.1 million in expenses related to legal fees. For the year ended December 31, 2021, other addbacks and one-time expenses of $(8.5) million included a $(26.4) million addback due to the change in fair value of the warrant liabilities, a $(6.4) million addback due to the gain on forgiveness of PPP Loan, $6.6 million in public company readiness costs prior to the Business Combination, $5.3 million in expenses related to one-time legal, accounting, and other costs related to the Business Combination, $4.2 million in expenses related to warrant valuation, $3.0 million in expenses related to severance, $0.6 million in management and board fees, $1.8 million in recruiting and salary expense, and $3.0 million in profit interest and stock compensation.

3. Assumes the entire Company is a C-Corp with a tax rate of 23.56% for the year ended December 31, 2023, 24.17% for the year ended December 31, 2022 and a tax rate of 21.61% for the year ended December 31, 2021, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies.

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OppFi